UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 18, 2004

MACROMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22688	94-3155026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Townsend Street, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(415) 252-2000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03: Amendments to Articles of Incorporation or Bylaws

On October 18, 2004 the Company amended its bylaws to grant any director on the Nominating and Corporate Governance Committee the right to call and chair a special meeting of the Board of Directors. The amendment to the bylaws was made upon unanimous vote of the Board of Directors. The amendments are set forth in Section 2.4 and 2.7 of the bylaws.

Item 9.01: Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit No.	Description
3.1	Registrant’s Amended and Restated Bylaws, adopted October 18, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROMEDIA, INC.

Date: October 22, 2004	By:	/s/ Elizabeth A. Nelson
Elizabeth A. Nelson
Executive Vice President,
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Registrant’s Amended and Restated Bylaws, adopted October 18, 2004.